UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2012

THERAPEUTICSMD, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-16731	87-0233535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Broken Sound Parkway NW, Suite 320, Boca Raton, FL 33487

(Address of principal executive offices and Zip Code)

(561) 961-1911

(Registrant’s telephone number, including area code)

N/A

(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Page

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure	3

Section 9 – Financial Statements and Exhibits

Item 9.01	(d) Exhibits	3

Section 7 – Regulation FD

ITEM 7.01 REGULATION FD DISCLOSURE

On June 21, 2012, TherapeuticsMD™, Inc., parent company of vitaMedMD™, LLC ("vitaMedMD™") ("Therapeutics™" or the "Company"), filed additional patent applications concerning its proprietary formulation technologies for its products TX12001HR, TX12002HR AND TX12003HR. Two prior patent applications were filed by the Company within the last year. The Company expects to begin clinical trials in the near future for these prescription products for hormone replacement therapy in menopausal women. Thereafter, the Company intends to seek FDA approval under a New Drug Approval for these products as early as 2013 and as late as 2015.

The information in this Item 7.01 of this Form 8-K (the "Report") is being furnished and shall be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Act"), or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Report also shall not be deemed to be incorporated by reference into any filing under the Act except to the extent that we specifically incorporate it by reference.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exh. No.	Date	Document

99.0	June 21, 2012	Press Release regarding filing of patents*

____________________________

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2012	THERAPEUTICSMD, INC.

	By:	/s/Robert G. Finizio
Robert G. Finizio, Chief Executive Officer